Exhibit 99.(h)(v)(B)

Schedule A

to the Operating Services Agreement

between the Direxion Funds and Rafferty Asset Management, LLC

Funds
(with respect to Investor Class Shares)
Direxion Monthly U.S. Dollar Bull 3X Fund	0.35%
Direxion Monthly U.S. Dollar Bear 3X Fund	0.35%

Direxion Monthly S&P 500® Bull 2X Fund	0.35%
Direxion Monthly S&P 500® Bear 2X Fund	0.35%
Direxion Monthly NASDAQ-100® Bull 2X Fund	0.35%
Direxion Monthly Latin America Bull 2X Fund	0.35%
Direxion Monthly Small Cap Bull 2X Fund	0.35%
Direxion Monthly Small Cap Bear 2X Fund	0.35%
Direxion Monthly Emerging Markets Bull 2X Fund	0.35%
Direxion Monthly Natural Resources Bull 2X Fund	0.35%
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	0.35%
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	0.35%
Direxion Monthly China Bull 2X Fund	0.35%
Direxion Monthly Energy Bull 2X Fund	0.35%
Direxion Monthly Energy Bear 2X Fund	0.35%
Direxion Monthly Biotech Bull 2X Fund	0.35%
Direxion Monthly Gold Bull 2X Fund	0.35%
Direxion Monthly Gold Bear 2X Fund	0.35%
Direxion Monthly Silver Bull 2X Fund	0.35%
Direxion Monthly Silver Bear 2X Fund	0.35%
Direxion Monthly MSCI Europe Bull 2X Fund	0.35%
Direxion Monthly MSCI Europe 1.5X Bear Fund	0.35%
Direxion Monthly MSCI European Financial Bull 2X Fund	0.35%
Direxion Monthly MSCI European Financial Bear 2X Fund	0.35%
Direxion Monthly U.S. Dollar Equal Weight Bull 2X Fund	0.35%
Direxion Monthly U.S. Dollar Equal Weight Bear 2X Fund	0.35%
Direxion Monthly Crude Oil Bull 2X Fund	0.35%
Direxion Monthly MSCI Europe Currency Hedged Bull 2X Fund	0.35%

Direxion Monthly Biotech Bull 1.5X Fund	0.35%
Direxion Monthly Biotech Bear 1.5X Fund	0.35%
Direxion Monthly NASDAQ-100® Bear 1.5X Fund	0.35%
Direxion Monthly Crude Oil Bear 1.5X Fund	0.35%
Direxion Monthly MSCI Europe Currency Hedged Bear 1.5X Fund	0.35%
Direxion Monthly MSCI Emerging Markets Bear 1.5X Fund	0.35%

Direxion Indexed CVT Strategy Fund	0.35%

Funds
(with respect to Investor Class Shares)
Direxion NASDAQ-100 Bull Fund	0.19%
Direxion NASDAQ-100 Bear 1X Fund	0.19%
Direxion Monthly 30 Year Treasury Bull 1.2X Fund	0.10%
Direxion Monthly 30 Treasury Bear 1X Funds	0.10%
Direxion Dynamic HY Bond Fund	0.35%

Funds
(with respect to Service Class Shares)
None

Funds
(with respect to A Class Shares)
Direxion Indexed Commodity Strategy Fund	0.16%
Direxion Indexed Managed Futures Strategy Fund	0.25%

Funds
(with respect to Institutional Class Shares)
Direxion Indexed Commodity Strategy Fund	0.16%
Direxion Indexed Managed Futures Strategy Fund	0.25%

Funds
(with respect to C Class Shares)
Direxion Indexed Commodity Strategy Fund	0.16%
Direxion Indexed Managed Futures Strategy Fund	0.25%

Last Revised:  May 18, 2015